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                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                   For Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or 12(g) of the
                           Securities Exchange Act of 1934



                            PATIENT INFOSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                                    16-1476509
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(State of incorporation or organization)    (I.R.S. Employee Identification No.)


46 Prince Street, Rochester, New York                       14607
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(Address of principal executive offices)                 (zip code)


       Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                           Name of each exchange on which
to be so registered                           each class is to be registered

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       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock $.01 par value
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                            (Title of Class)

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                            (Title of Class)


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              INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item I.     Description of Registrant's Securities to be Registered.

            The information called for by this Item 1 is incorporated herein by reference to the Registrant's Prospectus to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.


Item 2.     Exhibits.


            1. Specimen of certificate evidencing Registrant's Common Stock, par value $.01.*

            2.   (a)     Certificate of Incorporation, as amended, of the
                         Registrant.+

                 (b)     By-Laws of the Registrant.+










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*     Filed as an exhibit to Amendment No. 4 to the Registrant's Registration
      Statement on Form S-1 (File No. 333-07643).

+ Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-07643) filed with the Commission on July 3, 1996.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       PATIENT INFOSYSTEMS, INC.

                                       By: /s/ Donald A. Carlberg
                                          ----------------------------
                                          Donald A. Carlberg,
                                          President and Chief Executive Officer


Dated: December 16, 1996